UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2021

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211, Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On August 23, 2021, America First Multifamily Investors, L.P. (the “Partnership”) entered into an Amended and Restated Credit Agreement (the “Amended Credit Agreement”) of up to $50,000,000 with its sole lead arranger and administrative agent, Bankers Trust Company (“Bankers Trust”). The Amended Credit Agreement amends and restates the Credit Agreement executed between the Partnership and Bankers Trust on May 14, 2015, as amended by the First Amendment to Credit Agreement dated January 7, 2016, the Second Amendment to Credit Agreement dated February 10, 2016, the Third Amendment to Credit Agreement dated November 14, 2016, the Fourth Amendment to Credit Agreement dated May 22, 2017, the Fifth Amendment to Credit Agreement dated July 19, 2018, the Sixth Amendment to Credit Agreement dated July 26, 2019, and the Seventh Amendment to Credit Agreement dated July 28, 2020. In connection with the Amended Credit Agreement, the Partnership executed a Revolving Note (the “Note”) payable to the order of Bankers Trust with an original principal amount of up to $50,000,000. As of August 25, 2021, there have been no borrowings under the Amended Credit Agreement and Note. The following is a description of the material terms of the Amended Credit Agreement and Note.

Under the Amended Credit Agreement, Bankers Trust will make advances to the Partnership not to exceed at any time the aggregate principal amount of $50,000,000 (the “Line of Credit”). The proceeds of the Line of Credit will be used by the Partnership for the purchase of real estate either with existing or to-be-constructed multi-family property improvements, taxable or tax-exempt mortgage revenue bonds, taxable or tax-exempt loans (whether made directly to a borrower or indirectly through a governmental entity), which finance the acquisition, rehabilitation, or construction of affordable housing or which are otherwise secured by real estate or mortgage-backed securities (collectively, the “Financed Assets”).

Prior to receiving any advances under the Line of Credit, the Partnership will provide Bankers Trust with notice of the proposed acquisition of the Financed Asset, together with such other information regarding the Financed Asset as Bankers Trust may require. Bankers Trust will make an advance only after it has reviewed and reasonably confirmed the cost of the asset acquisition submitted by the Partnership and received a draw request from the Partnership, which will include the valuation of the Financed Asset. In addition, Bankers Trust may require the Partnership to meet certain conditions, including (i) providing confirmation reasonably satisfactory to Bankers Trust that the Financed Asset being acquired by the advance is being deposited in or credited to the Pledged Account (defined below) simultaneously with the Partnership’s acquisition of the Financed Asset, (ii) delivery of such additional collateral documents, if any, as Bankers Trust may require, (iii) affirmation of certain representations and warranties, and (iv) providing confirmation that no event of default exists under the Amended Credit Agreement or related documents. With respect to any individual Financed Asset to be acquired, the amount of the advance will not exceed the lesser of (i) 100% of the cost of the asset to be acquired; (ii) 80% of the fair market value of the asset to be acquired; or (iii) $30,000,000.

The Partnership has created a custody account (the “Pledged Account”) maintained by U.S. Bank National Association in the Partnership’s name. Financed Assets acquired with proceeds of the Line of Credit will be deposited into the Pledged Account.  Outstanding balances on the Line of Credit will be secured by a first priority security interest in all investment property, securities, financial assets, cash, cash equivalents, and other assets now or hereafter deposited in the Pledged Account (with the exception of any real estate acquired with proceeds of the Line of Credit, which shall be subject to a negative pledge for the benefit of Bankers Trust). Such Financed Assets will be continuously maintained in the Pledged Account until released by Bankers Trust.

The principal amount of each advance will be due and payable on the 270th day following the date on which the advance was made (the “Advance Repayment Date”). The Partnership may extend any Advance Repayment Date for up to three additional 90-day periods, but in no event later than the Maturity Date (defined below), by providing Bankers Trust with a written request for such extension together with a principal payment of 5% of the principal amount of the original acquisition advance for the first such extension, 10% for the second such extension, and 20% for the third such extension. The Advance Repayment Date cannot be extended beyond the Maturity Date. The Note will mature and all outstanding principal and accrued and unpaid interest will be due and payable in full on June 30, 2023 (the “Maturity Date”).

Provided there does not then exist an event of default, any lien on, or negative pledge with respect to, a particular Financed Asset shall be released by Bankers Trust upon the delivery by the Partnership of a term sheet for a Tender Option Bond (“TOB”) financing, a Tax Exempt Bond Securitization (“TEBS”) transaction, or other financing related to the Financed Asset by a financial institution, together with such confirmation as Bankers Trust may reasonably require that the advance made to acquire such Financed Asset will be promptly repaid in full upon closing of such transaction described in the term sheet and such other information regarding the transaction as Bankers Trust may reasonably require.

The Note bears interest at an annual rate equal to the sum of the Prime Rate (as published in the Wall Street Journal) and a margin, the amount of which is determined based on the ratio of the Partnership’s senior debt to market value of assets (as those terms are defined in the Amended Credit Agreement). The applicable margin will be determined in accordance with the following chart:

Senior Debt/Market Value of Assets	Margin
> 0.70	0.35%
≥ 0.65 but ≤0.70	(0.15%)
< 0.65	(0.65%)

Any change in the applicable margin resulting from a change in the Partnership’s ratio of senior debt to market value of assets will be effective as of July 1 (for any change reflected in the Partnership’s financial reporting for the period ending March 31), as of October 1 (for any change reflected in the Partnership’s financial reporting for the period ending June 30), as of January 1 (for any change reflected in the Partnership’s financial reporting for the period ending September 30), and as of April 1 (for any change reflected in the Partnership’s financial reporting for the period ending December 31). Interest accrued on the Note is payable monthly on the first day of each month, commencing on September 1, 2021. After the date any payment of principal or interest is due and payable (whether on the stated Maturity Date, upon acceleration, or otherwise) or if an event of default has occurred and is continuing, the Note will bear interest at a default rate that is three percent (3%) higher than the rate which would otherwise be applicable to the Note.

The Partnership will pay Bankers Trust an unused commitment fee equal to 0.15% (computed on the basis of a 360-day year, actual days elapsed) on the average daily unused amount of the Line of Credit, which will be calculated by and payable to Bankers Trust on a quarterly basis. In addition, the Partnership may be required to make payments to cover increasing costs to Bankers Trust related to the Line of Credit due to changes in law, as determined by Bankers Trust on a reasonable basis. The Partnership paid Bankers Trust a $20,000 administration fee and a $90,000 commitment fee upon execution of the Amended Credit Agreement.

The Amended Credit Agreement requires the Partnership comply with various affirmative covenants, including: (i) providing audited annual financial statements on Form 10-K within 120 days after the end of the calendar year, copies of each of the Partnership’s Quarterly Reports on Form 10-Q within 45 days after the end of each quarter, an origination tracker report with 45 days of the end of each quarter, and a compliance certificate with each Form 10-Q or Form 10-K certifying the accuracy of the document, a computation of the leverage ratio (as defined in the Amended Credit Agreement), and confirmation that there is no event of default; (ii) providing certain notices regarding litigation against the Partnership; (iii) providing notice regarding events related to environmental law, claims, or the enactment of any law, rule or regulation that might reasonably be expected to have a material adverse effect on the Partnership; (iv) providing notice of an event of default and an officer’s statement of the steps being taken by the Partnership to cure the default; (v) maintaining a ratio of the Partnership’s senior debt to market value of assets of no greater than 75%; (vi) maintaining books and records in accordance with generally accepted accounting principles (“GAAP”), and providing Bankers Trust with reasonable inspection rights; (vii) maintaining customary insurance coverages, including naming Bankers Trust as a named loss payee with respect to Financed Assets constituting real estate; (viii) maintaining facilities in good repair and condition and continue to transact business in good standing; (vii) duly paying all taxes and other liabilities; (viii) continuing to be solvent; (ix) providing notice of changes in the Partnership’s independent certified public accountant; (x) maintaining compliance with laws and regulations; (xi) causing each Financed Asset (other than real estate) to be deposited and continuously maintained in the Pledged Account until release by Bankers Trust; (xii) maintaining an operating account at Bankers Trust; (xiii) maintaining at all times a financing facility with a lender to facilitate TOB financings or other refinance options for the Financed Assets; and (xiv) making full and timely payment of principal and interest due on the Note and other indebtedness; and (xv) maintaining compliance with all covenants of the Amended Credit Agreement and related documents.

The Amended Credit Agreement also contains negative covenants which limit the ability of the Partnership to take certain actions, including: (i) certain restrictions on granting of liens on any Financed Assets; (ii) certain restrictions on incurring additional debt; (iii) declaring or paying any distribution on the Partnership’s beneficial unit certificates in excess of $0.50 per unit in any fiscal year; (iv) redeeming, retiring, or repurchasing any class of the Partnership’s capital interest, other than mandatory redemptions of preferred units or other purchases acquired for the grants or awards under the Partnership’s equity incentive compensation program in the ordinary course of business up to a certain annual amount; (v) liquidate, dissolve or otherwise alter the form of the Partnership; (vi) merge or consolidate with another entity; (vii) sell, transfer, convey, or lease of all or substantially all of the Partnership’s assets or capital interests; (viii) the sale or assignment of receivables; (ix) certain limitations on transactions with officers, directors or affiliates of such person; (x) engage in any line of business other than the businesses engaged in by the Partnership on the date of the Amended Credit Agreement and businesses reasonably related thereto; (xi) material changes to present accounting principles or practices, except upon prior written notice to Bankers Trust or as required by GAAP; (xii) using an advance under the Note to fund a redemption, distribution, or similar payment to a holder of the Partnership’s preferred units; and (xiii) amending the Partnership’s organizational documents governing the preferred units, issue additional preferred units or redeem preferred units without prior notice to Bankers Trust.

The Amended Credit Agreement contains customary events of default, including: (i) failure to make required payments; (ii) failure to comply with the covenants contained therein; (iii) if any representation or warranty or other statement of fact therein in connection with the Amended Credit Agreement is false or materially misleading; (iv) certain events of bankruptcy and insolvency; (v) certain judgments against the Partnership; (v) certain cross-default or acceleration events related to other debt of the Partnership; (vi) if the Amended Credit Agreement or any related document ceases to be in full force and effect; and (vii) a change in control of the Partnership or its general partner.

In addition to imposing the default interest rate described above, upon the occurrence of any event of default, Bankers Trust, at its option, may declare all sums of principal and interest outstanding under the Amended Credit Agreement and Note to be immediately due and payable, Bankers Trust’s obligations to extend any further credit under the Amended Credit Agreement will immediately cease and terminate, and Bankers Trust may exercise all rights and remedies available under the Amended Credit Agreement and related documents, including taking possession of the assets of the Pledged Account.

The foregoing description of the Amended Credit Agreement is a summary and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The foregoing description of the Note is a summary and is qualified in its entirety by reference to the full text of the Note, a copy of which is attached as Exhibits 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

On August 25, 2021, the Partnership issued a press release announcing the entering into of the Amended Credit Agreement with Bankers Trust, a copy of which is attached as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

Information contained in this Current Report on Form 8-K contains “forward-looking statements,” including but not limited to statements related to the Amended Credit Agreement, Note, and use of the financing proceeds, which are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially.  These risks and uncertainties include, but are not limited to, risks involving fluctuations in short-term interest rates, collateral valuations, bond investment valuations, current maturities of our financing arrangements and our ability to renew or refinance such maturities, and overall economic and credit market conditions.  For a further list and description of such risks, see the reports and other filings made by the Partnership with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2020. The Partnership disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Partnership entering into the Amended Credit Agreement and Note with Bankers Trust is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation of the Partnership or an obligation under an off-balance sheet arrangement of the Partnership.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Credit Agreement dated August 23, 2021 between America First Multifamily Investors, L.P. and Bankers Trust Company.
10.2	Revolving Note dated August 23, 2021 between America First Multifamily Investors, L.P. and payable to Bankers Trust Company.
99.1	Press Release dated August 25, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Dated: August 25, 2021	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury
Title: Chief Financial Officer